     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 26, 1994

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the registrant /X/
Filed by a party other than the registrant / /

Check the appropriate box:
/ /       Preliminary proxy statement
/X/       Definitive proxy statement
/ /       Definitive additional materials
/ /       Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           Convertible Holdings, Inc.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                           Convertible Holdings, Inc.
- - --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/X/       $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
14a-6(j)(2).
/ /       $500 per each party to the controversy pursuant to Exchange Act Rule
14a-6(i)(3).
/ /       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

(1) Title of each class of securities to which transaction applies:
- - --------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:
- - --------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11:1
- - --------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
- - --------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
- - --------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:
- - --------------------------------------------------------------------------------

(3) Filing party:
- - --------------------------------------------------------------------------------

(4) Date filed:
- - --------------------------------------------------------------------------------
- - ---------------
1Set forth the amount on which the filing fee is calculated and state how it was determined.

                           CONVERTIBLE HOLDINGS, INC.
                                    BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                 NOTICE OF 1994 ANNUAL MEETING OF STOCKHOLDERS

                               SEPTEMBER 9, 1994
                            ------------------------

TO THE STOCKHOLDERS OF CONVERTIBLE HOLDINGS, INC.:

     Notice is hereby given that the 1994 Annual Meeting of Stockholders (the "Meeting") of Convertible Holdings, Inc. (the "Company") will be held at the offices of Merrill Lynch Asset Management, 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, September 9, 1994 at 9:15 A.M. for the following purposes:

          (1) To elect a Board of Directors to serve for the ensuing year;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche to serve as independent auditors of the Company for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on July 15, 1994 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Company entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Company for any purpose germane to the Meeting during ordinary business hours from and after August 19, 1994, at the office of the Company, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Company.

                                         By Order of the Board of Directors

                                              MARK B. GOLDFUS
                                                 Secretary
Plainsboro, New Jersey
Dated: July 25, 1994

                                PROXY STATEMENT
                            ------------------------

                           CONVERTIBLE HOLDINGS, INC.
                                    BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                      1994 ANNUAL MEETING OF STOCKHOLDERS

                               SEPTEMBER 9, 1994

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Convertible Holdings, Inc., a Maryland corporation (the "Company"), to be voted at the 1994 Annual Meeting of Stockholders of the Company (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, September 9, 1994 at 9:15 A.M. The approximate mailing date of this Proxy Statement is July 27, 1994.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided herein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year and for the ratification of the selection of independent auditors to serve for the Company's current fiscal year. See "Additional Information". Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Company.

     The Board of Directors has fixed the close of business on July 15, 1994 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of July 15, 1994 the Company had outstanding 11,931,700 Income Shares, par value $.10 per share, and 11,931,700 Capital Shares, par value $.10 per share. As of that date, to the knowledge of the Company, no person beneficially owned more than five percent of the outstanding shares of either class except as set forth in Exhibit B.

     The Board of Directors of the Company knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the person named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1.  ELECTION OF DIRECTORS

     At the meeting, each member of the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until his successor is elected and qualified, until his death, until he resigns or is otherwise removed under the charter or until December 31 of the year in which he reaches age 72. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

          (1) All such proxies representing both Income Shares and Capital Shares voting together as a single class in favor of the two (2) persons designated as Directors to be elected by holders of Income Shares and Capital Shares;

          (2) All such proxies representing Capital Shares will be voted in favor of the two (2) persons designated as Directors to be elected by holders of Capital Shares; and

          (3) All such proxies representing Income Shares will be voted in favor of the two (2) persons designated as Directors to be elected by holders of Income Shares.

     The Board of Directors of the Company knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

     Certain information concerning the nominees, including their designated classes, is set forth as follows:

                                                                                                  SHARES
                                                                                               BENEFICIALLY
                                                                                                 OWNED AT
                                                                                               JULY 15, 1994
                                            PRINCIPAL OCCUPATIONS                            -----------------
                                           DURING PAST FIVE YEARS                 DIRECTOR   INCOME    CAPITAL
   NAME AND ADDRESS OF NOMINEE           AND PUBLIC DIRECTORSHIPS(1)        AGE    SINCE     SHARES    SHARES
- - ---------------------------------  ---------------------------------------  ---   --------   -------   -------
TO BE ELECTED BY THE HOLDERS OF BOTH INCOME SHARES
AND CAPITAL SHARES VOTING TOGETHER AS A SINGLE CLASS
Kenneth S. Axelson(1)(2).........  Executive Vice President and Director,   72     1985         0         0
  75 Jameson Point Road            J.C. Penney Company, Inc., until 1982;
  Rockland, Maine 04841              Director, UNUM Corporation,
                                     Protection Mutual Insurance Company,
                                     Zurn Industries, Inc. and, until
                                     1994, Grumman Corporation, and, until
                                     1992, Central Maine Power Company and
                                     Key Trust Company of Maine; Trustee,
                                     The Chicago Dock and Canal Trust.
Herbert I. London(1)(2)..........  Dean, Gallatin Division of New York      55     1987         0         0
  113-115 University Place           University from 1978 to 1993 and
  New York, New York 10003           Director from 1975 to 1976;
                                     Professor, New York University since
                                     1973; John M. Olin Professor of
                                     Humanities, New York University since
                                     1993; Distinguished Fellow, Herman
                                     Kahn Chair, Hudson Institute from
                                     1984 to 1985; Trustee, Hudson
                                     Institute since 1980; Overseer,
                                     Center for Naval Analyses from 1983
                                     to 1993; Director, Damon Corporation
                                     since 1991.

                                                                                                  SHARES
                                                                                               BENEFICIALLY
                                                                                                 OWNED AT
                                                                                               JULY 15, 1994
                                            PRINCIPAL OCCUPATIONS                            -----------------
                                           DURING PAST FIVE YEARS                 DIRECTOR   INCOME    CAPITAL
   NAME AND ADDRESS OF NOMINEE           AND PUBLIC DIRECTORSHIPS(1)        AGE    SINCE     SHARES    SHARES
- - ---------------------------------  ---------------------------------------  ---   --------   -------   -------
Joseph L. May(1)(2)..............  Attorney in private practice since       65     1987         0         0
  424 Church Street                1984; President, May and Athens Hosiery
  Suite 2000                         Mills Division, Wayne-Gossard
  Nashville, Tennessee 37219         Corporation from 1954 to 1983; Vice
                                     President, Wayne-Gossard Corporation
                                     from 1972 to 1983; Chairman, The May
                                     Corporation (personal holding
                                     company) from 1972 to 1983; Director,
                                     Signal Apparel Co. from 1972 to 1989.
TO BE ELECTED BY THE HOLDERS OF CAPITAL SHARES
Robert R. Martin(1)(2)...........  Chairman and Chief Executive Officer,    67     1993         0         0
  513 Grand Hill                     Kinnard Investments, Inc. from 1990
  St. Paul, Minnesota 55102          to 1993; Executive Vice President,
                                     Dain Bosworth from 1974 to 1989;
                                     Director, Carnegie Capital Management
                                     from 1977 to 1985 and Chairman
                                     thereof in 1979; Director, Securities
                                     Industry Association from 1981 to
                                     1982 and Public Securities
                                     Association from 1979 to 1980;
                                     Chairman, WTC Industries, Inc. since
                                     1994; Trustee, Northland College
                                     since 1992.
Arthur Zeikel(1)(3)..............  President of MLAM since 1977 and Chief   62     1985         0         0
  Box 9011                           Investment Officer since 1976;
  Princeton, New Jersey              President and Chief Investment
  08543-9011                         Officer of Fund Asset Management,
                                     L.P. ("FAM") since 1977; President
                                     and Director of Princeton Services,
                                     Inc. ("Princeton Services") since
                                     1993; Executive Vice President of
                                     Merrill Lynch & Co., Inc. ("ML&Co.")
                                     since 1990; Executive Vice President
                                     of Merrill Lynch, Pierce, Fenner &
                                     Smith Incorporated ("Merrill Lynch")
                                     since 1990; Senior Vice President of
                                     Merrill Lynch from 1985 to 1990;
                                     Director of Merrill Lynch Funds
                                     Distributor, Inc. ("MLFD").
TO BE ELECTED BY THE HOLDERS OF INCOME SHARES
Terry K. Glenn(1)(3).............  Executive Vice President of MLAM and     53     1985         0         0
  Box 9011                           FAM since 1983; Executive Vice
  Princeton, New Jersey              President and Director of Princeton
  08543-9011                         Services since 1993; President of
                                     MLFD since 1986 and a Director
                                     thereof since 1991; President of
                                     Princeton Administrators, L.P. since
                                     1988.

                                                                                                  SHARES
                                                                                               BENEFICIALLY
                                                                                                 OWNED AT
                                                                                               JULY 15, 1994
                                            PRINCIPAL OCCUPATIONS                            -----------------
                                           DURING PAST FIVE YEARS                 DIRECTOR   INCOME    CAPITAL
   NAME AND ADDRESS OF NOMINEE           AND PUBLIC DIRECTORSHIPS(1)        AGE    SINCE     SHARES    SHARES
- - ---------------------------------  ---------------------------------------  ---   --------   -------   -------

Kingdomcompany).
- - ---------------

(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which MLAM or its affiliate, FAM, acts as investment adviser. See "Merrill Lynch Investment Company Directorships" below.

(2) Member of Audit Committee of Board of Directors.

(3) Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Company.

     Committees and Board of Directors Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Company within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Company's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Company. The Board of Directors does not have a nominating committee.

     During the fiscal year ended December 31, 1993, the Board of Directors held four meetings and the Audit Committee held four meetings. Each of the Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees on which he served.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Company's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Company believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of the Company's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Company's most recent fiscal year except that (i) Mr. Martin inadvertantly neglected to file a Form 3 to report his election as a Director of the Fund and (ii) Donald C. Burke inadvertently neglected to file a Form 3 to report his election as Vice President of the Fund. This information was, however, included in a Form 5 which was filed by each of them in a timely manner.

     Interested Persons. The Company considers two Directors, Mr. Zeikel and Mr. Glenn, to be "interested persons" of the Company within the meaning of
Section 2(a)(19) of the Investment Company Act as a result of the positions they hold with MLAM and its affiliates. Mr. Zeikel is the President of the Company and the President of MLAM and of its affiliate, FAM. Mr. Glenn is Executive Vice President of MLAM and of its affiliate, FAM.

     Compensation of Directors. MLAM, the Company's investment adviser, pays all compensation of all officers of the Company and all Directors of the Company who are affiliated with ML&Co. or its subsidiaries. The Company pays each Director not affiliated with the investment adviser a fee of $5,000 per year plus $500 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Company also pays each member of its Audit Committee a fee of $1,000 per year plus $250 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at such meetings. These fees and expenses aggregated $38,418 for the fiscal year ended December 31, 1993.

     Merrill Lynch Investment Company Directorships. MLAM and its affiliate, FAM, act as the investment adviser for more than 90 other registered investment companies. Mr. Zeikel is a trustee or director of each of these companies except for Merrill Lynch Series Fund, Inc., Merrill Lynch Funds for Institutions Series and Merrill Lynch Institutional Intermediate Fund. Except for Mr. Glenn, each of the nominees is a trustee or director of Merrill Lynch Balanced Fund for Investment and Retirement, Merrill Lynch California Municipal Series Trust, Convertible Holdings Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Growth Fund for Investment and Retirement, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch World Income Fund, Inc., Merrill Lynch Global Convertible Fund, Inc., MuniEnhanced Fund, Inc., MuniYield Fund, Inc., MuniYield Arizona Fund, Inc., MuniYield Arizona Fund II, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Michigan Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc. and MuniVest Pennsylvania Insured Fund. Mr. Glenn is a trustee or director of Merrill Lynch Funds for Institutions Series and Merrill Lynch Series Fund, Inc.

     Officers of the Company. The Board of Directors has elected eight officers of the Company. The following table sets forth information concerning each of these officers:

                                                                                          OFFICER
              NAME AND PRINCIPAL OCCUPATION                      OFFICE            AGE     SINCE
    --------------------------------------------------  -------------------------  ---    -------
    Arthur Zeikel.....................................          President          62       1985
      President of MLAM since 1977 and Chief
         Investment Officer since 1976; President and
         Chief Investment Officer of FAM since 1977;
         President and Director of Princeton Services
         since 1993; Executive Vice President of
         ML&Co. since 1990; Executive Vice President
         of Merrill Lynch since 1990; Senior Vice
         President of Merrill Lynch from 1985 to 1990;
         Director of MLFD since 1991.
    Terry K. Glenn....................................  Executive Vice President   53       1985
      Executive Vice President of MLAM and FAM since
         1983; Executive Vice President and Director
         of Princeton Services since 1993; President
         of MLFD since 1986 and Director since 1991;
         President of Princeton Administrators, L.P.
         since 1988.
    N. John Hewitt....................................    Senior Vice President    60       1993
      Senior Vice President of MLAM since 1976;
         Manager of the Fixed Income Mutual Fund and
         Insurance Portfolio Groups of MLAM; Senior
         Vice President of Princeton Services since
         1993.
    Vincent T. Lathbury, III..........................     Vice President and      53       1985
      Vice President and Portfolio Manager of MLAM          Portfolio Manager
         since 1982.
    Barton A. Vogel...................................       Vice President        58       1990
      Vice President of MLAM since 1990.
    Donald C. Burke...................................       Vice President        34       1993
      Vice President and Director of Taxation of MLAM
         since 1990; Employee of Deloitte & Touche
         from 1982 to 1990.
    Gerald M. Richard.................................          Treasurer          45       1985
      Senior Vice President and Treasurer of MLAM and
         FAM since 1984; Senior Vice President and
         Treasurer of Princeton Services since 1993;
         Vice President of MLFD since 1981 and
         Treasurer since 1984.
    Mark B. Goldfus...................................          Secretary          47       1985
      Vice President of MLAM and FAM since 1985.

     Stock Ownership. At July 15, 1994, the Directors and officers of the Company as a group (13 persons) owned an aggregate of less than 1/4 of 1% of either the Capital Shares or the Income Shares outstanding at such date. At such date, Messrs. Zeikel and Glenn, Directors and officers of the Company, and the other officers of the Company owned an aggregate of less than
 1/4 of 1% of the outstanding shares of common stock of ML&Co.

                   ITEM 2.  SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Company, including a majority of the Directors who are not interested persons of the Company, has selected the firm of Deloitte & Touche ("D&T"), independent auditors, to examine the financial statements of the Company for the current fiscal year. The Company knows of no direct or indirect financial interest of D&T in the Company. Such appointment is subject to ratification or rejection by the stockholders of the Company. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for ML&Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Company. The Board of Directors of the Company considered the fact that D&T has been retained as the independent auditors for ML&Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Company.

     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                       THE INVESTMENT ADVISORY AGREEMENT

     MLAM acts as the investment adviser for the Company and provides the Company with management services pursuant to an investment advisory agreement dated July 22, 1985 (the "Investment Advisory Agreement"). The stockholders of the Company most recently approved the Investment Advisory Agreement on September 11, 1992. MLAM has acted as the investment adviser for the Company since the Company commenced operations.

     On June 17, 1994, the Board of Directors of the Company, including a majority of the Directors who are not interested persons of the Company, approved the continuance of the Investment Advisory Agreement for a period of one year. On that date, Arthur Zeikel and Terry K. Glenn, Directors of the Company, owned securities of ML&Co. In their consideration of this matter, the Board received extensive information relating to, among other things, the nature, quality and extent of the advisory, administrative and other services provided to the Company by MLAM and its affiliates (including Merrill Lynch), comparative data with respect to the advisory and management fees paid by other dual-purpose funds, the operating expenses and expense ratio of the Company as compared to such funds and the performance of the Company as compared to the performance of such other dual-purpose funds. The Board also has received information as to the costs of MLAM and its affiliates for providing services to the Company.

INFORMATION CONCERNING MLAM

     Effective January 1, 1994, MLAM was reorganized as a Delaware limited partnership. MLAM (the general partner of which is Princeton Services, a wholly-owned subsidiary of ML&Co.) is owned and controlled by ML&Co. and is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. ML&Co. is located at 250 Vesey Street, New York, New York 10281. The reorganization did not result in a change of management of MLAM, in any of its personnel, or in an adverse change in its financial condition. Prior to the reorganization, MLAM was a Delaware corporation which was a wholly-owned subsidiary of ML&Co. MLAM or FAM acts as the investment adviser for more than 90 other registered investment companies. In addition, MLAM offers portfolio management and portfolio analysis services to individuals and institutions.

MLAM's audited balance sheet for its most recent fiscal year ended December 31, 1993 is appended to this Proxy Statement as Exhibit A.

     Securities held by the Company also may be held by or be appropriate investments for other funds or clients (collectively referred to as "clients") for which MLAM or FAM acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more other clients are selling the security. If purchases or sales of securities for the Company or other clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective clients in a manner deemed equitable to all by MLAM or FAM. To the extent that transactions on behalf of more than one client of MLAM or FAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     The following table sets forth the name, title and principal occupation of the principal executive officer of MLAM and the directors of Princeton Services, the general partner of MLAM:

              NAME*                           TITLE                   PRINCIPAL OCCUPATION
- - --------------------------------- ------------------------------  -----------------------------
ARTHUR ZEIKEL.................... President and Chief Investment  President and Chief
                                  Officer of MLAM and President   Investment Officer of MLAM
                                  and Director of Princeton       and FAM; Executive Vice
                                  Services                        President of ML&Co.;
                                                                  President and Director of
                                                                  Princeton Services
TERRY K. GLENN................... Executive Vice President of     Executive Vice President of
                                  MLAM and Executive Vice         MLAM and FAM; Executive Vice
                                  President and Director of       President and Director of
                                  Princeton Services              Princeton Services
PHILIP L. KIRSTEIN............... Senior Vice President and       Senior Vice President,
                                  General Counsel of MLAM and     General Counsel and Secretary
                                  Senior Vice President and       of MLAM and FAM; Senior Vice
                                  Director of Princeton Services  President and Director of
                                                                  Princeton Services

- - ---------------
*Messrs. Zeikel and Glenn are both presently Directors of the Company. The address of Messrs. Zeikel, Glenn and Kirstein is Box 9011, Princeton, New Jersey 08543-9011, which is also the address of MLAM and FAM.

TERMS OF INVESTMENT ADVISORY AGREEMENT

     The Investment Advisory Agreement provides that, subject to the direction of the Board of Directors of the Company, MLAM is responsible for the actual management of the Company's portfolio and for the review of the Company's holdings in light of its own research analysis and analyses from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with MLAM, subject to review by the Board of Directors. MLAM provides the portfolio managers for the Company, who consider analyses from various sources (including brokerage firms with which the Company does business), make the necessary investment decisions and place transactions accordingly. MLAM also is obligated to perform certain administrative and management services for the Company and is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.

     Investment Advisory Fee. The Investment Advisory Agreement provides that as compensation for its services to the Company, MLAM receives from the Company at the end of each quarter a fee based upon the average weekly value of the Company's net assets at the annual rate of 0.60% of the portion of average weekly net assets. The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week. For the fiscal year ended December 31, 1993, the investment advisory fee paid by the Company to MLAM aggregated $1,789,470 (based upon average net assets of approximately $299.1 million). At June 30, 1994, the Company had net assets of approximately $250.6 million. At this asset level the Company's annual investment advisory fee would aggregate approximately $1.5 million.

     The Investment Advisory Agreement further provides that the investment advisory fee payable to MLAM will be reduced by 25% for any quarter in which the Company fails to achieve a minimum rate of income return (i.e., dividend, interest and other income--other than realized gains, stock dividends and other capital items--before expenses for the prior 12 months divided by average month-end total net assets for the prior 12 months) equal to 85% of the yield of the Value Line Convertible Index calculated on the same basis.

     Payment of Expenses. The Investment Advisory Agreement obligates MLAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Company connected with the investment and economic research, trading and investment management of the Company, as well as the fees of all Directors of the Company who are affiliated persons of MLAM or any of its affiliates. The Company pays all other expenses incurred in the operation of the Company, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, stock certificates and shareholder reports, charges of the custodian and transfer agent, dividend disbursing agent and registrar fees and expenses with respect to issuance of preferred stock, Securities and Exchange Commission fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Company. Accounting services are provided to the Company by MLAM, and the Company reimburses MLAM for its costs in connection with such services. For the fiscal year ended December 31, 1993, the Company reimbursed $45,083 to MLAM for such accounting services.

     Duration and Termination. The Investment Advisory Agreement will continue in effect from year to year if approved annually (a) by the Board of Directors of the Company or by a majority of the outstanding shares of capital stock of the Company, and (b) by a majority of Directors who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. Such agreement terminates upon assignment and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of the Company.

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors of the Company, MLAM is primarily responsible for the execution of the Company's portfolio transactions and the allocation of the brokerage. In executing such transactions, MLAM seeks to obtain the best results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While MLAM generally seeks reasonably competitive commission rates, the Company does not necessarily pay the lowest commission or spread available.

     The Company has no obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, brokers or dealers who provided supplemental investment research (such as information concerning money market securities, economic data and market forecasts) to MLAM, including Merrill Lynch, may receive orders for transactions by the Company. Information so received will be in addition to and not in lieu of the services required to be performed by MLAM under the Investment Advisory Agreement and the expenses of MLAM will not necessarily be reduced as a result of the receipt of such supplemental information.

     A substantial proportion of the securities in which the Company will invest are traded in the over-the-counter markets, and the Company intends to deal directly with dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, except as permitted by exemptive order, persons affiliated with the Company are prohibited from dealing with the Company as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, the Company will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. An affiliated person of the Company may serve as its broker in over-the-counter transactions conducted on an agency basis. For the fiscal year ended December 31, 1993, the Company paid total brokerage commissions of $294,301, of which $178,860, or 60.8% was paid to Merrill Lynch for effecting 57.7% of the aggregate dollar amount of transactions in which the Company paid brokerage commissions.

     The Board of Directors has considered the possibility of recapturing for the benefit of the Company brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the investment advisory fee paid by the Company to MLAM. After considerating all factors deemed relevant, the Directors made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.

     Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the United States national securities exchanges from executing transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement of the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Company in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Company and annual statements as to aggregate compensation will be provided to the Company.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Company. The Company will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Company. The Company also may hire proxy solicitors at the expense of the Company. In order to obtain the necessary quorum (i.e., a majority of the shares of each class of the Company's securities entitled to vote at the Meeting, present in person or by proxy) at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Company. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     The seven Directors are to be elected by class vote, three Directors being elected by the holders of Income Shares and Capital Shares, voting together as a single class, two Directors being elected by the holders of Income Shares and two Directors being elected by the holders of Capital Shares, each voting separately as a class (Item 1). At the Meeting, assuming that a quorum is duly constituted, (i) the affirmative vote of a majority of the votes cast by the holders of Income Shares and Capital Shares, voting together as a single class, voting in person or by proxy, is required for the election of the three Directors designated to be elected by the holders of Income Shares and Capital Shares; (ii) the affirmative vote of a majority of the votes cast by the holders of Income Shares and Capital Shares, in each case voting separately as a single class, voting in person or by proxy, is required for the election of the two persons designated as Directors to be elected by the holders of Income Shares and the two persons designated as Directors to be elected by the holders of Capital Shares, respectively; and (iii) the affirmative vote of a majority of the votes cast by the holders of Income Shares and Capital Shares, voting together as a single class, voting in person or by proxy, is required to ratify the selection of the Company's independent auditors (Item 2).

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees and "FOR" the ratification of D&T as independent auditors.

     Broker-dealer firms, including Merrill Lynch, holding Company shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Company understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Merrill Lynch has advised that it intends to exercise discretion over shares held in its name for which no instructions are received by voting such shares in the same proportion as it has voted shares for which it has received instructions. The Company will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies which are returned but which are marked "abstain" or on which a broker-dealer has declined to vote on any Item ("broker non-vote"), will be counted as present for the purpose of a quorum. However, abstentions and broker non-votes will not be counted as votes cast. An abstention or a broker non-vote will have no effect with respect to the vote on
Item 1 or Item 2.

STOCKHOLDER PROPOSALS

     If a stockholder intends to present a proposal at the 1995 Annual Meeting of Stockholders of the Company, which is anticipated to be held in September 1995, and desires to have the proposal included in the Company's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Company by March 27, 1995.

                                            By Order of the Board of Directors

                                                     MARK B. GOLDFUS
                                                        Secretary

Dated: July 25, 1994

                                                                       EXHIBIT A

           MERRILL LYNCH INVESTMENT MANAGEMENT, INC. AND SUBSIDIARIES

                        CONSOLIDATED BALANCE SHEET AS OF
               DECEMBER 31, 1993 AND INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT
MERRILL LYNCH INVESTMENT MANAGEMENT, INC.:

We have audited the accompanying consolidated balance sheet of Merrill Lynch Investment Management, Inc. and its subsidiaries (the "Company") as of December 31, 1993. This consolidated balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated balance sheet based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated balance sheet presents fairly, in all material respects, the financial position of the Company at December 31, 1993 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE
February 28, 1994

           MERRILL LYNCH INVESTMENT MANAGEMENT, INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET

                                                                                 DECEMBER 31,
                                                                                     1993
                                                                                 ------------
ASSETS
Cash and cash equivalents....................................................    $  1,664,075
Receivable from affiliated companies:
  Lease transactions.........................................................     708,616,571
  Sale of leased investment..................................................      48,312,532
Investments in affiliated limited partnership................................      62,218,528
Investments in leases:
  Leveraged leases...........................................................      57,431,668
  Sales-type lease...........................................................       3,362,521
Investments in affiliated investment companies--(market: $26,066,372)........      24,610,184
Fund management and administrative fees receivable...........................      49,098,914
Fixed assets (net of $11,457,912 accumulated depreciation)...................      10,406,280
Prepaid expenses and other assets............................................      15,376,412
                                                                                 ------------
TOTAL ASSETS.................................................................    $981,097,685
                                                                                  ===========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
Payable to affiliates........................................................    $759,321,639
Accrued liabilities and other payables.......................................       8,432,888
Deferred income--unearned fees...............................................       7,007,406
Deferred income taxes:
  Arising from leveraged leases..............................................      52,938,886
  Arising from sales-type lease..............................................       1,351,622
  Other......................................................................      43,685,367
                                                                                 ------------
Total liabilities............................................................     872,737,808
                                                                                 ------------
STOCKHOLDER'S EQUITY:
Common stock, par value $1.00 per share--authorized 25,000 shares;
  outstanding 10,000 shares..................................................          10,000
Additional paid-in capital...................................................      23,266,792
Accumulated translation adjustment...........................................         642,388
Retained earnings............................................................      84,440,697
                                                                                 ------------
Total stockholder's equity...................................................     108,359,877
                                                                                 ------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY...................................    $981,097,685
                                                                                  ===========

                    See notes to consolidated balance sheet.

           MERRILL LYNCH INVESTMENT MANAGEMENT, INC. AND SUBSIDIARIES

             NOTES TO CONSOLIDATED BALANCE SHEET, DECEMBER 31, 1993

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

     Merrill Lynch Investment Management, Inc. and its subsidiaries (the "Company"), serve as investment adviser to certain registered investment companies, and provide investment advisory services for individuals and institutions. Merrill Lynch Investment Management, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML&Co.").

     The Company's consolidated balance sheet reflects its 100 percent ownership of Merrill Lynch Funds Distributor, Inc., a distributor of shares of various affiliated managed registered investment companies, Fund Asset Management, Inc., an investment adviser to various registered investment companies and a lessor participant in leveraged lease agreements, Merrill Lynch International Asset Management, Ltd., a Channel Islands based investment adviser and Princeton Administrators, Inc., an administrator to certain non-affiliated investment companies, and its 60% ownership of Merrill Lynch International Capital Management Co., a Japan based investment advisor.

CASH AND CASH EQUIVALENTS

     For purposes of the consolidated balance sheet, cash and cash equivalents include marketable securities with initial maturity dates of less than three months. The carrying amount approximates fair value because of the short maturity of those instruments.

FIXED ASSETS

     Fixed assets recorded at cost and consist principally of furniture and equipment. Depreciation is calculated using the straight-line method over a period ranging from 3 to 10 years.

DEFERRED INCOME--UNEARNED FEES

     Investment advisory services are billed at the beginning of the period for which services are to be rendered. The fee is deferred and credited to income on a pro rata basis over the period of the contract, which normally does not exceed one year.

INCOME TAXES

     The results of operations of the Company are included in the consolidated Federal and combined state and local income tax returns filed by ML&Co. It is the policy of ML&Co. to allocate the tax associated with such operating results to each respective subsidiary in a manner which approximates the separate company method. In 1992, ML&Co. adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS 109") which requires an asset and liability method in recording income taxes on all transactions that have been recognized in the financial statements. SFAS 109 provides that deferred taxes be adjusted to reflect tax rates at which future tax liabilities or assets are expected to be settled or realized.

     The Company serves as an independent adviser for certain investment companies. In addition, the Company, through its 100% owned subsidiary, Princeton Administrators, Inc., serves as an administrator for

           MERRILL LYNCH INVESTMENT MANAGEMENT, INC. AND SUBSIDIARIES certain non-affiliated investment companies. Management fees earned as adviser and administrator are based on a percentage of the net assets of each investment company. Such fees are recognized in the period earned.

     The Company maintains investments in certain of these investment companies. Such investments are carried at the lower of cost or market value. Market value is determined based upon quoted market prices.

     The Company has an arrangement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate which provides that the Company, which receives revenue as investment adviser to certain investment companies (the "Funds"), reimburse MLPF&S for certain costs incurred in processing transactions involving shares of the Funds.

     In connection with the formation of certain affiliated investment companies (the "Investment Companies"), the Company has reimbursed MLPF&S for subscription expenses incurred in offering the Investment Companies' shares for sale. The unamortized balance included in prepaid expenses and other assets totalled $5,276,842 as of December 31, 1993.

     The Company has unsecured note agreements with ML&Co. for $700,000,000. These amounts bear interest at a floating rate approximating ML&Co's. average borrowing rate, of which $650,000,000 is payable on demand and $50,000,000 is due August 26, 1994. In addition, the Company has certain other amounts payable to affiliates.

     During 1992, the Company's investments in Merrill Lynch Interfunding, Inc. and Merlease Leasing Corp. were sold to an affiliate at book value. Receivable from affiliated companies-lease transactions represents the proceeds from this transaction.

     The Company has a 98 percent limited partnership interest in ML Plainsboro Limited Partnership ("MLP"), whose general partner is an affiliate. Profits and losses are allocated to the Company based on its percentage interest.

     The "Receivable from affiliated companies" arising from lease transactions is summarized as follows:

         Monies advanced to fund lease transactions................    $(103,476,954)
         Tax benefits allocated to the Company by ML&Co............      88,699,254
         Proceeds from sale of subsidiaries........................     684,115,048
         Other.....................................................      39,279,223
                                                                       ------------
         Total.....................................................    $708,616,571
                                                                       ============

     ML&Co. is the holder of the Company's excess cash, which is available on demand to meet current liabilities. ML&Co. credits the Company for interest at a floating rate approximating ML&Co.'s average borrowing rate based on the Company's average daily balance due to/from ML&Co.

           MERRILL LYNCH INVESTMENT MANAGEMENT, INC. AND SUBSIDIARIES

INVESTMENTS IN LEASES

     The Company is a lessor participant in leveraged lease agreements. Pertinent information relating to the Company's investments in leveraged leases is summarized as follows:

                                                                                 ESTIMATED
                                                LENGTH OF                     RESIDUAL VALUE
                                                  LEASE         EQUITY           OF LEASED
                  TYPE OF PROPERTY               (YEARS)      INVESTMENT         PROPERTY
         -----------------------------------    ---------     ----------     -----------------
         Generating plant...................      24-25         34.06%             15.0%

     Financing beyond the Company's equity interest in the purchase price of the properties was furnished by outside parties in the form of long-term debt that provides for no recourse against the Company and is collateralized by a first lien on the properties and related rentals. At the end of the respective lease terms, ownership of the properties remains with the Company.

     The Company's net investment in leveraged leases is summarized as follows:

         Rentals receivable (net of principal and interest on
           nonrecourse debt)........................................    $66,075,030
         Estimated residual values of leased assets.................     18,964,143
         Less:
           Unearned and deferred income.............................    (26,617,505)
           Allowance for uncollectibles.............................       (990,000)
                                                                        -----------
         Investment in leveraged leases.............................     57,431,668
         Less deferred taxes arising from leveraged leases..........    (52,938,886)
                                                                        -----------
         Net investment in leveraged leases.........................    $ 4,492,782
                                                                        ===========

     In 1993, one of the Company's subsidiaries sold its equity interest in a chemical tanker previously accounted for as a leverage lease. The sale resulted in an after-tax gain of $112,000.

     The Company's investment in the sales-type lease consisted of the following elements at December 31, 1993:

         Minimum lease payments receivable..........................    $ 3,672,000
         Less:
           Unearned income..........................................        (59,479)
           Allowance for uncollectibles.............................       (250,000)
                                                                        -----------
         Investment in sales-type financing leases..................    $ 3,362,521
                                                                        ===========

     At December 31, 1993, minimum lease payments receivable are $3,672,000 for 1994.

     For Federal income tax purposes, the Company receives the investment tax credit and has the benefit of tax deductions for (i) depreciation on the entire amount of leased assets and (ii) interest on the outstanding

           MERRILL LYNCH INVESTMENT MANAGEMENT, INC. AND SUBSIDIARIES long-term debt. For state and local tax purposes, the Company also receives the benefits of tax deductions from (i) and (ii) above. Since, during the early years of the leases, those deductions exceed the Company's lease rental income, substantial excess deductions are available to be applied against the Company's other income and the consolidated income of ML&Co. In the later years of these leases, rental income will exceed the related deductions and taxes will be payable (to the extent that net deductions arising from additional leveraged lease transactions do not offset such lease income). Deferred taxes have been provided to reflect these temporary differences.

INCOME TAXES

     As part of the consolidated group, the Company transfers its current Federal and state tax liabilities to the Parent. At December 31, 1993, the Company had a current Federal tax receivable of $1,015,000 and current state tax payable of $2,900,000 to the Parent.

PENSION PLAN

     The Company participates in the ML&Co. Comprehensive Retirement Program (the "Program"), consisting of the Retirement Accumulation Plan ("RAP") and the Employee Stock Ownership Plan (the "ESOP"). Both plans become effective January 1, 1989. Under the Program, cash contributions made by the Company and the ML&Co. stock held by the ESOP are allocated quarterly to participant's accounts. Allocations are based on years of service, age and eligible compensation. Actuarial data regarding the Company's Plan participants is not separately available.

NAME CHANGE

     Effective December 28, 1991, the Company, through an amendment of its certificate of incorporation, changed its name to Merrill Lynch Investment Management, Inc., ("MLIM"). MLIM does business under the name "Merrill Lynch Asset Management".

LITIGATION

     The Company is a party to certain lawsuits arising from the normal conduct of its business. While the ultimate result of the lawsuits against the Company cannot be predicted with certainty, management does not expect that these matters will have a material adverse effect on the Company's financial position or the results of its operations.

SUBSEQUENT EVENT

     Effective January 1, 1994, the Company contributed certain net investment advisory assets to Merrill Lynch Asset Management, L.P., a newly formed Delaware limited partnership, in exchange for a 99% limited partnership interest. The general partner, Princeton Services, Inc. (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.) contributed 1% of the value of the net investment advisory assets in exchange for its 1% general partnership interest. The partnership's profits and losses are to be allocated in proportion to the capital contributions of the partners.

                                                                       EXHIBIT B

The following information with respect to the only holder which, to the Company's knowledge, owned more than five percent of the Company's outstanding shares of either class was derived from a Schedule 13G dated February 10, 1994, filed with the Securities and Exchange Commission by Bowling Portfolio Management, Inc.

                                                                         NUMBER           PERCENT
                                                                           OF               OF
                  NAME AND ADDRESS                      TITLE            SHARES            CLASS
- - -----------------------------------------------------  --------        ----------         -------
Bowling Portfolio Management, Inc....................  Capital         691,426(1)           5.3%
  2651 Observation Avenue
  Cincinnati, OH 45208-2040

- - ------------------
(1) Bowling Portfolio Management, Inc. has sole dispositive power with respect to these shares and as to 47,000 shares has sole voting power.

BY SIGNING AND PROMPTLY RETURNING THE ENCLOSED PROXY YOU MAY SAVE YOUR FUND THE EXPENSE OF ADDITIONAL SOLICITATION COSTS.

THE ENCLOSED PROXY CARD HAS BEEN FORWARDED TO YOU BECAUSE YOU WERE A SHAREHOLDER ON THE RECORD DATE.

IT IS IMPORTANT THAT YOU VOTE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

                  CONVERTIBLE HOLDINGS, INC. - INCOME SHARES
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark B. Goldfus as proxies, each with the power to appoint his substitute, and hereby author-izes them to represent and to vote, as designated on the reverse hereof, all the Capital Shares of Convertible Holdings, Inc. (the "Company") held of record by the undersigned on July 15, 1994 at the annual meeting of stockholders of the Company to be held on September 9, 1994 or any adjournment thereof.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                (Continued and to be signed on the reverse side)


1. ELECTION OF DIRECTORS   FOR all nominees listed below   WITHHOLD AUTHORITY
                           (except as marked to the        to vote for all
                            contrary below) [ ]             nominees listed
                                                           below [ ]


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
KENNETH S. AXELSON, TERRY K. GLENN, HERBERT I. LONDON, JOSEPH L. MAY, ANDRE F. PEROLD

2. Proposal to ratify the selection of Deloitte &Touche as the independent auditors of the Company to serve for the current fiscal year.

FOR [ ]        AGAINST [ ]     ABSTAIN [ ]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other author-ized officer. If a partnership, please sign in partnership name by authorized persons.

Dated:  _____________________________, 1994


X _________________________________________
           Signature

X _________________________________________
           Signature, if held jointly

PLEASE MARK BOXES [ ] OR [X] IN BLUE OR BLACK INK. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                  CONVERTIBLE HOLDINGS, INC. - CAPITAL SHARES
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark B. Goldfus as proxies, each with the power to appoint his substitute, and hereby author-izes them to represent and to vote, as designated on the reverse hereof, all the Capital Shares of Convertible Holdings, Inc. (the "Company") held of record by the undersigned on July 15, 1994 at the annual meeting of stockholders of the Company to be held on September 9, 1994 or any adjournment thereof.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                (Continued and to be signed on the reverse side)


1. ELECTION OF DIRECTORS   FOR all nominees listed below   WITHHOLD AUTHORITY
                           (except as marked to the        to vote for all
                            contrary below) [ ]             nominees listed
                                                           below [ ]


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
KENNETH S. AXELSON, HERBERT I. LONDON, ROBERT R. MARTIN, JOSEPH L. MAY, ARTHUR ZEIKEL

2. Proposal to ratify the selection of Deloitte &Touche as the independent auditors of the Company to serve for the current fiscal year.

FOR [ ]        AGAINST [ ]     ABSTAIN [ ]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other author-ized officer. If a partnership, please sign in partnership name by authorized persons.

Dated:  _____________________________, 1994


X _________________________________________
           Signature

X _________________________________________
           Signature, if held jointly

PLEASE MARK BOXES [ ] OR [X] IN BLUE OR BLACK INK. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.